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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 October 14, 1998
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                Date of Report (Date of earliest event reported)



                                CIENA Corporation
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             (Exact name of registrant as specified in its charter)



            Delaware                   0-21969         23-2725311
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   (State or other jurisdiction      (Commission       (IRS Employer
        of incorporation)              File No.)      Identification No.)



                 1201 Winterson Road, Linthicum, Maryland 21090
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               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
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                                 Not applicable
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          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4





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Item 5.     Other Events.

            On October 14, 1998, CIENA amended its Shareholder Rights Agreement, as amended (the "Rights Plan"), to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors." This Third Amendment to the Rights Plan was made in response to the Delaware Court of Chancery's recent decision in Carmody v. Toll Brothers, Inc. In the view of the CIENA Board of Directors, based on advice of counsel, the Toll Brothers, Inc. decision has cast doubt on the legality under Delaware law of so-called "dead-hand" provisions in many existing shareholder rights plans. Although the opinion related to the denial of a motion to dismiss an action challenging the "dead-hand" provision and not an opinion addressing the actual validity of the provision under Delaware law, the Delaware court stated that a "dead-hand" provision was open to challenge under Delaware law on both statutory and fiduciary grounds. A so-called "dead-hand" provision is a provision which provides that outstanding rights can only be redeemed by "continuing directors," which is generally defined to mean directors who were members of the board at the time the Rights Agreement was adopted and any other person who subsequently becomes a member of the board if such person's nomination for election to the board was recommended or approved by a majority of the continuing directors. While CIENA's Rights Plan differs in significant respects from the plan considered in the Toll Brothers case, particularly as regards to the "Continuing Directors" provisions thereof, the Board of Directors believes the disputed validity of these provisions under the Toll Brothers opinion warrants action to amend the Rights Plan. The Form of Third Amendment to the Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  99.1 Form of Third Amendment to Rights Agreement


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CIENA Corporation




Date:  October 19, 1998               By: /s/ G. ERIC GEORGATOS
                                          ------------------------------------
                                          G. Eric Georgatos
                                          Vice-President, General Counsel
                                            and Secretary




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                                  EXHIBIT INDEX



Exhibit No.       Description
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
99.1              Form of Third Amendment to Rights Agreement